                                                                      Exhibit 24


                                Power of Attorney

         The undersigned, Christopher S. Gruenke, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th, day of March, 2000.

                                                  /s/ Christopher S. Gruenke
                                                  ------------------------------

                                Power of Attorney

         The undersigned, David D. Hoguet, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th day of March, 2000.

                                                         /s/ David D. Hoguet
                                                         -------------------

                                Power of Attorney

         The undersigned, Louis W. Holliday, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th day of March, 2000.

                                                   /s/ Louis W. Holliday
                                                   -----------------------------

                                Power of Attorney

         The undersigned, Sharon G. Kebe, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th day of March, 2000.

                                                       /s/ Sharon G. Kebe
                                                       -------------------------

                                Power of Attorney

         The undersigned, Blair D. Neller, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th day of March, 2000.

                                                   /s/ Blair D. Neller
                                                   -----------------------------

                                Power of Attorney

         The undersigned, Cory M. Nye, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th day of March, 2000.

                                                       /s/ Cory M. Nye
                                                       -------------------------

                                Power of Attorney

         The undersigned, Jeffery D. Pederson, IV, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th day of March, 2000.

                                                 /s/ Jeffery D. Pederson, IV
                                                 -------------------------------

                                Power of Attorney

         The undersigned, John H. Roby, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th day of March, 2000.

                                                  /s/ John H. Roby
                                                  ------------------------------

                                Power of Attorney

         The undersigned, Lyle J. Tomlinson, hereby makes, constitutes and appoints each of David D. Hoguet and Sharon G. Kebe, the attorneys-in-fact (the "Attorneys-In-Fact") of the undersigned, with full power and authority, including without limitation the power of substitution and resubstitution, acting together or separately, in the name of and for and on behalf of the undersigned:

         (a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13D, Schedules 13E-3, and Schedules 14D-1 with respect to the equity securities of Globe Business Resources, Inc.; and

         (b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorneys-In-Fact in his or her sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorneys-In- Fact are hereby empowered to determine in his/her sole discretion the time or time when, purpose for and manner in which any power therein conferred upon him or her shall be exercised, and the conditions, provisions, or other contents or any report, instrument or other document which may be executed by him or her pursuant hereto.

         The undersigned hereby ratifies all that the Attorneys-In-Fact or his or her substitute or substitutes shall do under the authority of this Power of Attorney.

         The Attorneys-In-Fact shall have full power to make and substitute any other Attorneys-In- Fact in his or her place and stead. The term
"Attorneys-In-Fact" shall include the respective substitutes of any Attorneys-In-Fact.

         This Power of Attorney shall remain in effect until 12:01 a.m. Cincinnati time on December 31, 2000. The expiration of this Power of Attorney shall not affect any action taken by the Attorneys-In-Fact prior to such expiration.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on this 30th day of March, 2000.

                                                    /s/ Lyle J. Tomlinson
                                                    ----------------------------